 Alliance Data NYSE: ADS  Q2, 2017 ResultsJuly 20, 2017  Exhibit 99.2

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements we make regarding our expected operating results, future economic conditions including currency exchange rates, future dividend declarations and the guidance we give with respect to our anticipated financial performance. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.  1

 Agenda  Speakers: Ed Heffernan President and CEO Charles Horn EVP and CFO Second Quarter 2017 Consolidated ResultsSegment ResultsFull Year 2017 Outlook and Initial 2018 Guidance  1  2

 Second Quarter 2017 Consolidated Results(MM, except per share)    Quarter Ended June 30,          2017  2016  % Change    Revenue  $ 1,822  $ 1,749  +4%    Net Income  $ 138  $ 141  -2%    EPS   $ 2.47   $ 1.24  +99%    Core EPS  $ 3.84  $ 3.68  +4%              Adjusted EBITDA  $ 499  $ 472  +6%    Adjusted EBITDA, net  $ 433  $ 422  +3%              Diluted shares  55.8  59.0  -5%                2  3  Revenue in-line, core EPS slightly better than guidance.Continued strength at Epsilon and Card Services.

 LoyaltyOne® (MM)  Unfavorable foreign exchange rates reduced revenue and adjusted EBITDA by approximately $11 million and $2 million, respectively.Adjustments to AIR MILES program are on track. Collector activity and engagement are improving. BrandLoyalty’s results down due to program timing differences between years.    Quarter Ended June 30,          2017  2016  % Change    Revenue  $ 280  $ 352  -21%              Adjusted EBITDA  $ 57  $ 79  -28%    Non-controlling interest  —  —  nm    Adjusted EBITDA, net  $ 57  $ 79  -28%    Adjusted EBITDA %  20%  23%  -3%              3    4

 Epsilon® (MM)  Continued strength in Agency, Auto and Digital Media offerings.Technology Platform stabilizing : revenue -13 percent in Q4, 2016 → -7 percent in Q1, 2017 → -3 percent in Q2, 2017.Cost controls working. Salary and wage expense up 1 percent for the quarter.    Quarter Ended June 30,          2017  2016  % Change     Revenue  $ 544  $ 519  +5%              Adjusted EBITDA  $ 107  $ 103  +4%    Adjusted EBITDA %  20%  20%  —%              4    5

 Card Services (MM)    Quarter Ended June 30,          2017  2016  % Change    Revenue  $ 1,005  $ 886  +13%              Operating expenses  346  332  +4%    Provision for loan losses  288  228  +26%    Funding costs  65   50  +30%    Adjusted EBITDA, net  $ 306  $ 276  +11%    Adjusted EBITDA, net %  30%  31%  -1%    5    Strong operating expense control. 90 basis points improvement over last year.Gross principal loss rates tracking to ‘wedge’. Net principal loss rates slightly higher than expectations due to lower recoveries. Delinquency rate of 5.05 percent, 46 basis points above last year. Year-over-year gap closing.   6

 Card Services (MM)  Gross yields are down slightly due to increase in reserve for uncollectible, unpaid billed finance charges. Loss rates go up, reserve goes up; loss rates come down, reserve comes down. Allowance for loan loss reserve is 6.6 percent of $16.1 billion in reservable card receivables at June 30.Equivalent to 12 months forward coverage    Quarter Ended June 30,        Key metrics:  2017  2016  Change    Credit sales  $ 7,515  $ 7,099  +6%    Average card receivables  $ 15,740  $ 13,505  +17%    Total gross yield  25.0%  25.4%  -0.4%    Operating expenses as % of average card receivables   8.6%  9.5%  -0.9%    Principal loss rates  6.2%  5.1%  +1.1%    Delinquency rate  5.05%  4.59%  +0.46%    6    7

 Delinquency Wedge  8

Second Quarter 2017

Consolidated: +4 percent revenue and +4 percent core EPS growth

- Guidance was for mid-single-digit topline/flat core EPS growth
- Card Services: growth continues to be strong
- Epsilon: second consecutive quarter of repeatable growth
- LoyaltyOne:
  - Canada: adjusted EBITDA margins improved during the second quarter, consistent with our expectations of mid-twenties for full year 2017
  - BrandLoyalty: soft

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©2017 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
9

Full Year 2017 Outlook

Epsilon:

- Second consecutive quarter of solid top/bottom line growth
  - Last occurred in 2015
- Technology Platform (~25 percent of Epsilon revenue)
  - Revenue -13 percent in Q4, 2016 → -7 percent in Q1, 2017 → -3 percent in Q2, 2017→ expected to be flat by year-end
  - Major growth drivers: Agency, Auto and Digital Media (Conversant CRM) offerings
- Full Year Guidance: comfortably on-track for mid-single digit revenue and adjusted EBITDA growth
  - Upside expected on topline; 7 percent growth expected in back-half

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©2017 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

10

Full Year 2017 Outlook

<u>Loyalty One:</u>

- Canada: no change to guidance
  - $760 million in revenue, $180 million in adjusted EBITDA
  - Solid progress on re-tooling model
    - Adjusted EBITDA margin improved during Q2, consistent with mid-20's expectation for full year
  - Solid progress on sponsor/collector engagement; no sponsor attrition seen
    - Issuance: -4 percent in Q1→-1 percent in Q2→+5 percent run-rate expected by year-end
- BrandLoyalty: soft
  - 135 clients across 40 countries→ 225 to 230 programs per year
  - Short term programs
  - Heavily influenced by major events

    2016: Rio Olympics/Euro Cup

    2017: No major events

    2018: World Cup
  - Q3, 2017/Q4, 2017 ramp-up has shifted to Q4, 2017/Q1, 2018
    - Visibility on 25 percent + revenue/40 percent + adjusted EBITDA growth in Q4
    - Disney EMEA agreement signed later than anticipated
    - Contracts signed year-to-date suggest strong start to 2018
  - Timing issue on earnings ($0.40); shifted to early 2018

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©2017 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
11

Full Year 2017 Outlook

Card Services:

- Card receivables growth of 15 percent or more
- Pipeline robust: tracking to another $2 billion vintage
    - Traditional, hybrid and pure on-line
- Gross yields stable; ~40 bps of operating leverage (operating expenses/average receivables)
- Credit normalization nearing completion
    - Delinquencies:
        - Q1: 50 bps over last year - done
        - Q2: 46 bps over last year – done
        - Q3: expect ~20 bps over last year
        - Q4: expect flat to prior year
    - Flat delinquencies → flat to lower loss rate in 2018
- Principal loss rates:
    - Gross loss rates tracking up 50 bps – as expected
    - Net loss rates will fluctuate as we move recoveries in-house (market sales – short term gain, lower benefit vs in-house – longer term gain, higher benefit)
- Full Year Guidance: Mid-teens revenue growth; 10 percent + adjusted EBITDA, net growth (considers shift to 100 percent in-house collection)

AllianceData.

©2017 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

12

2017 Outlook  Consolidated Guidance  Old  New  Revenue   $7.7 bn, +8 percent  $7.8 bn, +9 percent        Core EPS  $18.50, +9 percent  $18.10, +7 percent  Growth rates to 2016 actual      2017 Quarterly  Q1    Q2    Q3  Q4    Guidance  Actual  Guidance  Actual  Guidance    Revenue  High-single  +12%  Mid-single  +4%  Mid-single  Mid-teens  Core EPS  Flat  +2%  Flat  +4%  Mid-single  Mid-teens                              2018 “Slingshot” on-track    Revenue  $8.7bn  +12%          Core EPS  $21.50  +19%      Initial 2018 guidance; further detail will be provided as part of Q3 earnings call                13

 13  14  Financial MeasuresIn addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs and non-controlling interest, core earnings and core earnings per diluted share (core EPS). Constant currency excludes the impact of fluctuations in foreign exchange rates. The Company calculates constant currency by converting our current period local currency financial results using the prior period exchange rates. The Company uses adjusted EBITDA and adjusted EBITDA, net as an integral part of internal reporting to measure the performance and operational strength of reportable segments and to evaluate the performance of senior management. Adjusted EBITDA eliminates the uneven effect across all reportable segments of non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. Similarly, core earnings and core EPS eliminate non-cash or non-operating items, including, but not limited to, stock compensation expense, amortization of purchased intangibles, amortization of debt issuance and hedging costs, mark-to-market gains or losses on interest rate derivatives, changes to the expiry policy and regulatory settlements. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. Reconciliations to comparable GAAP financial measures are available in the Company’s earnings release, which is posted in both the News and Investors sections on the Company’s website (www.alliancedata.com). No reconciliation is provided with respect to forward-looking annual guidance for 2017 or 2018 core EPS as the Company cannot reliably predict all necessary components or their impact to reconcile core EPS to GAAP EPS without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a material impact on the Company’s future results. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core EPS represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.

 Q & A  15